               CONDENSED PRO FORMA COMBINED FINANCIAL INFORMATION

  On February 21, 1994, ANGC and Grand Valley entered into an agreement that provides for the merger of Grand Valley with a subsidiary of ANGC. Under the terms of the Merger Agreement, Grand Valley shareholders will receive 0.25 shares of ANGC Common Stock in exchange for each of their shares of Grand Valley Common Stock. The business combination is to be accounted for as a pooling of interests. ANGC's fiscal year ends September 30 and Grand Valley's fiscal year ends May 31.

  The following unaudited condensed pro forma combined balance sheet as of March 31, 1994 assumes that the Merger occurred as of that date and reflects the combination of the historical balance sheet of ANGC as of March 31, 1994 with the historical balance sheet of Grand Valley as of February 28, 1994, with pro forma adjustments to give effect to the issuance of 1,584,106 ANGC shares in exchange for 6,336,422 shares of Grand Valley Common Stock outstanding as of that date and the subsequent retirement of the Grand Valley Common Stock and 235,098 shares held in treasury.

  The following unaudited condensed pro forma combined statements of operations for the six months ended March 31, 1994 and for the years ended September 30, 1993, 1992 and 1991 assume that the Merger occurred as of the respective dates presented, and combines the historical results of ANGC for the six months ended March 31, 1994 and the years ended September 30, 1993, 1992 and 1991 with the historical results of operations of Grand Valley for the six months ended February 28, 1994 and the years ended May 31, 1993, 1992 and 1991, respectively. Grand Valley's historical statement of income has not been brought up to August 31, 1993, 1992 and 1991 as the effect on the condensed pro forma combined statement of operations for the years ended September 30, 1993, 1992 and 1991 would not be material. In addition, this presentation of the pro forma balance sheet as of March 31, 1994 and the pro forma results of operations for the six months ended March 31, 1994 and for the years ended September 30, 1993, 1992 and 1991 conforms to the presentation that will be reported subsequent to the Merger.

  The pro forma results of operations are not necessarily indicative of the results of operations that would have been obtained if the Merger had occurred as of the beginning of the periods presented nor are they indicative of future operating results of the combined companies. These unaudited condensed pro forma combined financial statements should be read in conjunction with the historical financial statements and related notes of ANGC and Grand Valley.

                       ASSOCIATED NATURAL GAS CORPORATION

                   CONDENSED PRO FORMA COMBINED BALANCE SHEET

                              MARCH 31, 1994
                                  (UNAUDITED)

                             ANGC     GRAND VALLEY      PRO FORMA
                          HISTORICAL   HISTORICAL      ADJUSTMENTS      PRO FORMA
                          MARCH 31,   FEBRUARY 28, -------------------  COMBINED
                             1994         1994       DEBIT    CREDIT      ANGC
                         ------------ ------------ --------- --------- -----------
ASSETS
Current assets:
  Cash and cash
   equivalents.......... $ 53,799,849  12,905,226                       66,705,075
  Accounts receivable,
   net of allowance.....  160,800,486  51,005,972                      211,806,458
  Natural gas, crude oil
   and petroleum product
   inventories..........   15,304,811      31,167                       15,335,978
  Notes receivable......    3,403,193     268,938                        3,672,131
  Income taxes
   receivable...........      364,913     470,716                          835,629
  Other.................      714,637   1,271,269                        1,985,906
                         ------------  ----------  --------- --------- -----------
    Total current
     assets.............  234,387,889  65,953,288                      300,341,177
                         ------------  ----------  --------- --------- -----------
Property, plant and
 equipment:
  Natural gas processing
   and storage
   facilities...........   92,740,148   5,295,146                       98,035,294
  Natural gas and crude
   oil pipelines........  403,971,872  18,129,242                      422,101,114
  Construction in
   progress.............    9,651,527   1,053,123                       10,704,650
  Other equipment.......   20,762,268   1,405,042                       22,167,310
  Developed oil and gas
   properties...........           --   2,134,232                        2,134,232
                         ------------  ----------  --------- --------- -----------
                          527,125,815  28,016,785                      555,142,600
  Less accumulated
   Depreciation,
   depletion and
   amortization.........  104,626,457   4,355,313                      108,981,770
                         ------------  ----------  --------- --------- -----------
    Net property, plant
     and equipment......  422,499,358  23,661,472                      446,160,830
                         ------------  ----------  --------- --------- -----------
Other assets:
  Goodwill, net.........   25,373,537   3,210,348                       28,583,885
  Gas contracts and
   other intangibles....    8,645,362     375,000                        9,020,362
  Base gas for storage..           --   3,835,429                        3,835,429
  Other.................    2,590,122   1,328,176                        3,918,298
                         ------------  ----------  --------- --------- -----------
    Total other assets..   36,609,021   8,748,953                       45,357,974
                         ------------  ----------  --------- --------- -----------
                         $693,496,268  98,363,713                      791,859,981
                         ============  ==========  ========= ========= ===========

                                   Continued

                       ASSOCIATED NATURAL GAS CORPORATION

                             ANGC      GRAND VALLEY      PRO FORMA
                          HISTORICAL    HISTORICAL      ADJUSTMENTS      PRO FORMA
                          MARCH 31,    FEBRUARY 28, -------------------  COMBINED
                             1994          1994       DEBIT    CREDIT      ANGC
                         ------------  ------------ --------- --------- -----------
LIABILITIES AND
 STOCKHOLDERS' EQUITY
Current liabilities:
 Accounts payable:
  Trade................. $183,500,663   56,618,204                      240,118,867
  Other.................    3,224,305    3,161,388                        6,385,693
                         ------------   ----------                      -----------
                          186,724,968   59,779,592                      246,504,560
 Outstanding checks in
  excess of bank
  balances..............   29,280,542           --                       29,280,542
 Accrued interest
  expense...............    4,599,779      187,500                        4,787,279
 Dividends payable......      403,506           --                          403,506
 Current portion of
  long-term debt........    4,000,000           --                        4,000,000
                         ------------   ----------                      -----------
    Total current
     liabilities........  225,008,795   59,967,092                      284,975,887
                         ------------   ----------                      -----------
Long-term debt..........  209,000,000   10,000,000                      219,000,000
                         ------------   ----------                      -----------
Deferred income taxes...   41,382,000      254,389                       41,636,389
                         ------------   ----------                      -----------
Unearned revenue........           --    1,109,472                        1,109,472
                         ------------   ----------                      -----------
Minority interest.......           --    7,573,377                        7,573,377
                         ------------   ----------                      -----------
Stockholders' equity:
  Common stock..........      672,510       82,144     82,144    79,205     751,715
  Additional paid-in
   capital..............  163,488,177    5,860,684  2,115,781           167,233,080
  Unamortized restricted
   stock compensation...   (1,317,468)    (297,988)                      (1,615,456)
  Retained earnings.....   55,262,254   15,933,263                       71,195,517
  Treasury stock........           --   (2,118,720)           2,118,720         --
                         ------------   ----------  --------- --------- -----------
    Total stockholders'
     equity.............  218,105,473   19,459,383  2,197,925 2,197,925 237,564,856
                         ------------   ----------  --------- --------- -----------
                         $693,496,268   98,363,713  2,197,925 2,197,925 791,859,981
                         ============   ==========  ========= ========= ===========

See Accompanying Notes to the Condensed Pro Forma Combined Financial Statements

                       ASSOCIATED NATURAL GAS CORPORATION

              CONDENSED PRO FORMA COMBINED STATEMENT OF OPERATIONS

                      SIX MONTHS ENDED MARCH 31, 1994
                                  (UNAUDITED)

                                          ANGC      GRAND VALLEY
                                       HISTORICAL    HISTORICAL
                                       SIX MONTHS    SIX MONTHS
                                         ENDED         ENDED        PRO FORMA
                                       MARCH 31,    FEBRUARY 28,    COMBINED
                                          1994          1994          ANGC
                                      ------------  ------------  -------------
Operating revenue:
  Natural gas and petroleum product
   sales............................. $855,157,439  197,532,830   1,052,690,269
  Transportation and agency fees.....    7,816,941    1,393,854       9,210,795
  Other..............................    7,018,446      295,649       7,314,095
                                      ------------  -----------   -------------
                                       869,992,826  199,222,333   1,069,215,159
                                      ------------  -----------   -------------
Operating expenses:
  Natural gas and petroleum products
   purchases.........................  799,786,999  188,386,196     988,173,195
  Operations.........................   20,715,546    1,371,252      22,086,798
  General and administrative.........    9,961,803    3,873,674      13,835,477
  Depreciation, depletion and
   amortization......................   13,558,868    1,455,620      15,014,488
                                      ------------  -----------   -------------
                                       844,023,216  195,086,742   1,039,109,958
                                      ------------  -----------   -------------
    Income from operations...........   25,969,610    4,135,591      30,105,201
Other income (expense):
  Interest expense...................   (7,217,930)    (474,479)     (7,692,409)
  Interest income....................      336,689      188,770         525,459
  Other, net.........................       18,764        1,248          20,012
                                      ------------  -----------   -------------
                                        (6,862,477)    (284,461)     (7,146,938)
                                      ------------  -----------   -------------
    Earnings before income taxes and
     minority interest...............   19,107,133    3,851,130      22,958,263
Income tax expense:
  Current............................    4,493,000    1,246,682       5,739,682
  Deferred...........................    3,557,000      163,400       3,720,400
                                      ------------  -----------   -------------
                                         8,050,000    1,410,082       9,460,082
                                      ------------  -----------   -------------
Earnings before minority interest....   11,057,133    2,441,048      13,498,181
 Minority interest...................           --      250,479         250,479
                                      ------------  -----------   -------------
    Net earnings..................... $ 11,057,133    2,190,569      13,247,702
                                      ============  ===========   =============
Earnings per common share............        $0.83         0.34            0.88
                                             =====         ====            ====
Weighted average common shares
 outstanding.........................   13,379,647    6,373,693      14,973,070
                                      ============  ===========   =============

See Accompanying Notes to the Condensed Pro Forma Combined Financial Statements

                       ASSOCIATED NATURAL GAS CORPORATION

              CONDENSED PRO FORMA COMBINED STATEMENT OF OPERATIONS

                         YEAR ENDED SEPTEMBER 30, 1993
                                  (UNAUDITED)

                                                       GRAND
                                         ANGC         VALLEY
                                      HISTORICAL    HISTORICAL
                                      YEAR ENDED    YEAR ENDED     PRO FORMA
                                    SEPTEMBER 30,     MAY 31,      COMBINED
                                         1993          1993          ANGC
                                    --------------  -----------  -------------
Operating revenue:
  Natural gas and petroleum product
   sales........................... $1,448,341,017  320,546,161  1,768,887,178
  Transportation and agency fees...     10,270,862    1,866,081     12,136,943
  Other............................      6,710,841    1,114,578      7,825,419
                                    --------------  -----------  -------------
                                     1,465,322,720  323,526,820  1,788,849,540
                                    --------------  -----------  -------------
Operating expenses:
  Natural gas and petroleum
   products purchases..............  1,347,819,948  309,156,214  1,656,976,162
  Operations.......................     33,424,262      838,672     34,262,934
  General and administrative.......     15,661,710    6,463,578     22,125,288
  Depreciation, depletion and
   amortization....................     21,925,305    1,659,851     23,585,156
                                    --------------  -----------  -------------
                                     1,418,831,225  318,118,315  1,736,949,540
                                    --------------  -----------  -------------
    Income from operations.........     46,491,495    5,408,505     51,900,000
Other income (expense):
  Interest expense.................    (12,670,495)    (484,993)   (13,155,488)
  Interest income..................        773,510      346,459      1,119,969
  Other, net.......................       (112,851)      81,031        (31,820)
                                    --------------  -----------  -------------
                                       (12,009,836)     (57,503)   (12,067,339)
                                    --------------  -----------  -------------
    Earnings before income taxes...     34,481,659    5,351,002     39,832,661
Income tax expense (benefit):
  Current..........................      7,268,000    2,382,726      9,650,726
  Deferred.........................      6,845,000     (210,564)     6,634,436
                                    --------------  -----------  -------------
                                        14,113,000    2,172,162     16,285,162
                                    --------------  -----------  -------------
    Net earnings................... $   20,368,659    3,178,840     23,547,499
                                    ==============  ===========  =============
Earnings per common share..........          $1.56         0.50           1.61
                                             =====         ====           ====
Weighted average common shares
 outstanding.......................     13,031,730    6,383,803     14,627,681
                                    ==============  ===========  =============



See Accompanying Notes to the Condensed Pro Forma Combined Financial Statements

                       ASSOCIATED NATURAL GAS CORPORATION

              CONDENSED PRO FORMA COMBINED STATEMENT OF OPERATIONS

                         YEAR ENDED SEPTEMBER 30, 1992
                                  (UNAUDITED)

                                                        GRAND
                                          ANGC         VALLEY
                                       HISTORICAL    HISTORICAL
                                       YEAR ENDED    YEAR ENDED     PRO FORMA
                                      SEPTEMBER 30,    MAY 31,      COMBINED
                                          1992          1992          ANGC
                                      -------------  -----------  -------------
Operating revenue:
  Natural gas and petroleum product
   sales............................. $917,052,336   194,721,834  1,111,774,170
  Transportation and agency fees.....    5,919,579     1,168,196      7,087,775
  Other..............................    5,474,779       697,923      6,172,702
                                      ------------   -----------  -------------
                                       928,446,694   196,587,953  1,125,034,647
                                      ------------   -----------  -------------
Operating expenses:
  Natural gas and petroleum products
   purchases.........................  838,913,008   186,500,387  1,025,413,395
  Operations.........................   25,177,826       262,501     25,440,327
  General and administrative.........   11,856,304     4,454,435     16,310,739
  Depreciation, depletion and
   amortization......................   21,318,640       525,581     21,844,221
                                      ------------   -----------  -------------
                                       897,265,778   191,742,904  1,089,008,682
                                      ------------   -----------  -------------
    Income from operations...........   31,180,916     4,845,049     36,025,965
Other income (expense):
  Interest expense...................  (12,332,364)     (128,095)   (12,460,459)
  Interest income....................    1,289,884       315,928      1,605,812
  Other, net.........................     (158,186)      179,810         21,624
                                      ------------   -----------  -------------
                                       (11,200,666)      367,643    (10,833,023)
                                      ------------   -----------  -------------
    Earnings before income taxes.....   19,980,250     5,212,692     25,192,942
Income tax expense:
  Current............................    3,284,000     1,800,906      5,084,906
  Deferred...........................    5,046,000       166,038      5,212,038
                                      ------------   -----------  -------------
                                         8,330,000     1,966,944     10,296,944
                                      ------------   -----------  -------------
    Net earnings..................... $ 11,650,250     3,245,748     14,895,998
                                      ============   ===========  =============
Earnings per common share............        $ .93          0.52           1.06
                                      ============   ===========  =============
Weighted average common shares
 outstanding.........................   12,539,420     6,287,584     14,111,316
                                      ============   ===========  =============



See Accompanying Notes to the Condensed Pro Forma Combined Financial Statements

                       ASSOCIATED NATURAL GAS CORPORATION

                         YEAR ENDED SEPTEMBER 30, 1991
                                  (UNAUDITED)

                                                          GRAND
                                            ANGC         VALLEY
                                         HISTORICAL    HISTORICAL
                                         YEAR ENDED    YEAR ENDED    PRO FORMA
                                        SEPTEMBER 30,    MAY 31,     COMBINED
                                            1991          1991         ANGC
                                        -------------  -----------  -----------
Operating Revenue:
  Natural gas and petroleum product
   sales............................... $621,794,644   104,119,594  725,914,238
  Transportation and agency fees.......    4,357,743       669,781    5,027,524
  Other................................    4,509,255       378,809    4,888,064
                                        ------------   -----------  -----------
                                         630,661,642   105,168,184  735,829,826
                                        ------------   -----------  -----------
Operating expenses:
  Natural gas and petroleum products
   purchases...........................  560,699,588    96,356,467  657,056,055
  Operations...........................   21,249,584           --    21,249,584
  General and administrative...........    9,016,504     3,049,679   12,066,183
  Depreciation, depletion and
   amortization........................   17,246,442       249,407   17,495,849
                                        ------------   -----------  -----------
                                         608,212,118    99,655,553  707,867,671
                                        ------------   -----------  -----------
    Income from operations.............   22,449,524     5,512,631   27,962,155
Other income (expense):
  Interest expense.....................   (8,376,655)     (169,000)  (8,545,655)
  Interest income......................    1,491,598       279,470    1,771,068
  Other, net...........................       77,390        31,802      109,192
                                        ------------   -----------  -----------
                                          (6,807,667)      142,272   (6,665,395)
                                        ------------   -----------  -----------
    Earnings before income taxes.......   15,641,857     5,654,903   21,296,760
Income tax expense:
  Current..............................    2,265,000     2,130,086    4,395,086
  Deferred.............................    3,256,000         2,646    3,258,646
                                        ------------   -----------  -----------
                                           5,521,000     2,132,732    7,653,732
                                        ------------   -----------  -----------
    Net earnings....................... $ 10,120,857     3,522,171   13,643,028
                                        ============   ===========  ===========
Earnings per common share..............         $.92          0.56         1.08
                                        ============   ===========  ===========
Weighted average common shares
 outstanding...........................   11,010,375     6,340,158   12,595,415
                                        ============   ===========  ===========



See Accompanying Notes to the Condensed Pro Forma Combined Financial Statements

                       ASSOCIATED NATURAL GAS CORPORATION

           NOTES TO CONDENSED PRO FORMA COMBINED FINANCIAL STATEMENTS

(1) On February 21, 1994, ANGC and Grand Valley entered into an agreement that provides for the merger of Grand Valley with a subsidiary of ANGC. Under the terms of the Merger Agreement, Grand Valley shareholders will receive 0.25 shares of ANGC Common Stock in exchange for each of their shares of Grand Valley Common Stock. The business combination is to be accounted for as a pooling of interests. The condensed pro forma combined balance sheet as of March 31, 1994 includes pro forma adjustments to give effect to the issuance of 1,584,106 shares of ANGC Common Stock in exchange for 6,336,422 shares of Grand Valley Common Stock outstanding as of that date and the subsequent retirement of the Grand Valley Common Stock and 235,098 shares held in treasury. Upon consummation of the Merger, ANGC expects to issue approximately 58,500 additional shares of ANGC Common Stock in exchange for Grand Valley Common Stock to be issued upon the exercise of certain stock options that are expected to be exercised upon consummation of the Merger.

(2) Certain reclassifications have been made to the historical financial statements of Grand Valley to conform with ANGC's presentation.

(3) Pro forma earnings per share have been computed based on the pro forma net earnings and the pro forma weighted average common shares outstanding for the periods presented. The pro forma weighted average common shares outstanding have been computed by adjusting the historical weighted average common shares outstanding for ANGC by the effect of the shares to be issued in exchange for the Grand Valley Common Stock. The dilutive effect of options outstanding on the calculation of pro forma earnings per share was not material.

(4) The pro forma unaudited condensed consolidated financial statements do not include estimated merger expenses, which are not expected to exceed $1.5 million. These expenses, which primarily consist of financial advisory fees, outside legal, accounting and professional fees and one-time costs of consolidating certain operational and administrative functions of the companies, will be expensed in 1994. The pro forma statements also do not include any cost savings expected to occur as a result of the Merger, as well as the deferral of a portion of Grand Valley's current income taxes.